UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

PFO GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-167380	65-0434332
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

14401 Beltwood Parkway W., Suite 115 Farmers Branch, Texas	75244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 251-4333

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement.

Entry into Securities Purchase Agreement and Debenture

On September 15, 2016, PFO Global, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Hillair Capital Investments, L.P. (the “Investor”), pursuant to which the Company sold, on September 15, 2016, (the “Closing Date”), an aggregate of $392,000 in principal amount of an original issue discount senior secured convertible debenture (the “Debenture”), for an aggregate purchase price of $350,000 to the Investor.

The Debenture matures on September 1, 2017. The Company is not required to pay regularly scheduled interest on the Debenture. The Debenture is convertible at the option of the Investor at any time into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an initial conversion price (as may be adjusted, the “Conversion Price”) of $2.00 per share, subject to certain ownership limitations and adjustment provisions. The Conversion Price is subject to reduction to an amount equal to 90% of the effective price per share of securities issued by the Company (i) in a registered offering of Common Stock or securities convertible into or exchangeable for shares of Common Stock (collectively “Common Stock Equivalents”) or (ii) in any other financing or series of financings of Common Stock or Common Stock Equivalents with gross proceeds of $4,000,000 or more. Beginning on the six-month anniversary of the Closing Date, the Company has the option, subject to certain conditions, to redeem some or all of the then outstanding principal amount of the Debenture for cash in an amount equal to the sum of (i) 120% of the then outstanding principal amount of the Debenture and (ii) any liquidated damages and other amounts due in respect of the Debenture. Pursuant to the terms of the Debenture, the Company has agreed to certain negative covenants, including not to incur or repay any other indebtedness, for so long as any portion of the Debenture remains outstanding.

The Company’s obligations under the Debenture are secured by a lien on all of the Company’s assets, including a pledge of the securities of the Company’s subsidiaries, pursuant to the terms of the existing Security Agreement (the “Security Agreement”) entered into as of June 30, 2015, between the Company and the Investor, as described in the Current Report on Form 8-K filed by the Company on July 6, 2015 (the “July 6th 8-K”).

If at any time during the period beginning on the six-month anniversary of the Closing Date and ending at such time as all of the shares of Common Stock underlying the Debenture (the “Securities”) can be sold without restriction or limitation pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), if the Company either (i) shall fail for any reason to satisfy the current public information requirements contained in Rule 144 or (ii) has ever been, or becomes in the future, an issuer described in section (i)(1)(i) of Rule 144, then the Company shall be obligated to pay to the Investor an amount in cash, as liquidated damages and not as a penalty, equal to 2% of the purchase price paid by the Investor for the Debenture per month until the applicable event giving right to such payments is cured (or the Investor is nonetheless able to transfer its Securities pursuant to Rule 144).

The foregoing summary provides only a brief description of the Securities Purchase Agreement, the Debenture and the Security Agreement. The summary does not purport to be complete and is qualified in its entirety by the full text of such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2 and attached as Exhibit 10.7 to the July 6th 8-K, respectively, and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Securities Purchase Agreement and the agreements entered into in connection therewith, including the Debenture, is incorporated into this Item 2.03 by reference.

Section 3 – Securities and Trading Markets

Item 3.02.      Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report on Form 8-K, on the Closing Date the Company consummated the transactions contemplated by the Securities Purchase Agreement, including the issuance of the Debenture, which is convertible into shares of Common Stock. The issuance and sale of the Debenture is exempt from registration under Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D promulgated thereunder, because the transactions do not involve a public offering. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Debenture.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On September 20, 2016, the Company released a press release announcing the investment pursuant to the Securities Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated September 15, 2016, by and between PFO Global, Inc. and Hillair Capital Investments, L.P.
10.2	Debenture, dated September 15, 2016, issued by PFO Global, Inc. to Hillair Capital Investments, L.P.
99.1	Press Release of PFO Global, Inc. issued on September 20, 2016 (furnished pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PFO GLOBAL, INC.

Date: September 20, 2016	By:	/s/ Mahesh Shetty
	Name:	Mahesh Shetty
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated September 15, 2016, by and between PFO Global, Inc. and Hillair Capital Investments, L.P.
10.2	Debenture, dated September 15, 2016, issued by PFO Global, Inc. to Hillair Capital Investments, L.P.
99.1	Press Release of PFO Global, Inc. issued on September 20, 2016 (furnished pursuant to Item 7.01).